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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 18, 2003

                             NEW WORLD PASTA COMPANY
                 (Exact Name of Registrant Specified in Charter)

       Delaware                       333-76763            52-2006441
(State or Other Jurisdiction         (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)

85 Shannon Road, Harrisburg, Pennsylvania                     17112
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (717) 526-2200

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Item 5. Other Events.

     On February 19, 2003, New World Pasta Company issued a press release announcing an amendment to its credit facility, a bond waiver and additional liquidity. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

     99.1 Press Release issued by New World Pasta Company on February 19, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW WORLD PASTA COMPANY

Date:  February 19, 2003            By:        /s/ Cary A. Metz
                                       -----------------------------------------
                                      Name:  Cary A. Metz
                                      Title: Vice President, General Counsel and
                                             Corporate Secretary

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Number and
Description of Exhibit
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99.1 Press Release issued by New World Pasta Company on February 19, 2003.